Prospectus supplement dated March 31, 2022
to the following prospectus(es):
Nationwide O Series prospectus dated December 21, 2021
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The last sentence of the eighth paragraph and subsequent example of the Lifetime Withdrawals subsection of the Nationwide Lifetime Income Rider Plus Core section are replaced with the following:
To determine the prorated Lifetime Withdrawal Amount, the non-prorated Lifetime Withdrawal Amount is multiplied by the following value: [(12 - the month the contract was issued represented as a number) + 1] divided by 12.
Example:
Assume a contract is issued on July 1 and a Contract Owner elects to take the first Lifetime Withdrawal in December of the same calendar year that the contract is issued. Also assume that at the time of the first Lifetime Withdrawal the non-prorated Lifetime Withdrawal Amount is $12,000. Here, the prorated Lifetime Withdrawal Amount would be $6,000 ((12-7+1) months / 12 months x $12,000).
PROS-0658
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